                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     PROSPECT STREET(R) INCOME SHARES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                                                                  April 11, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street(R) Income Shares Inc. (the "Fund") to be held at the Hilton Suites, San Antonio Room, at 13402 Noel Road, Dallas, Texas 75240, on Friday, May 16, 2003, at 10:00 a.m. In addition to voting on the proposal described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                          Sincerely,

                                          /s/ JAMES D. DONDERO
                                          --------------------------------------
                                          James D. Dondero
                                          President

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2003
                             ---------------------

     The Annual Meeting of Stockholders of Prospect Street Income Shares Inc., a Maryland corporation (the "Fund"), will be held at the Hilton Suites, San Antonio Room, at 13402 Noel Road, Dallas, Texas 75240, on Friday, May 16, 2003, at 10:00 a.m., for the following purposes:

     - To elect two Directors of the Fund, each to serve for a three-year term expiring at the 2006 annual meeting and until his successor is duly elected and qualified; and

     - To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The close of business on March 28, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Board of Directors

                                          /s/ M. JASON BLACKBURN
                                          --------------------------------------
                                          M. Jason Blackburn
                                          Secretary

April 11, 2003
Dallas, Texas

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                              DALLAS, TEXAS 75240

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2003

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street Income Shares Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hilton Suites, San Antonio Room, at 13402 Noel Road, Dallas, Texas 75240, on Friday, May 16, 2003, at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 11, 2003. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to stockholders on or about April 14, 2003. The Board of Directors has fixed the close of business on March 28, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 9,685,624 shares of the Fund's Common Stock and 1,200 shares of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") were issued and outstanding. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be considered at the Annual Meeting other than the election of Directors referred to in this Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

     The presence in person or by proxy of stockholders of the Corporation entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum ("Quorum"). If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.

     Shares represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote "for" or "against" a proposal.

     In addition to soliciting proxies by mail, the employees of the Fund or the investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

                             THE INVESTMENT ADVISER

     Highland Capital Management, L.P. (the "Adviser"), with its principal office at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     The holders of the Fund's Common Stock are being asked to elect Scott F. Kavanaugh as a Director of the Fund, and the holders of the Fund's Preferred Shares are being asked to elect Timothy K. Hui as a Director of the Fund, each to serve for a three-year term until the 2006 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Directors of the Fund, and each has agreed to continue to serve as a Director if elected. If either Mr. Kavanaugh or Mr. Hui is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

     The Board of Directors is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dondero is a Class I Director and was re-elected to serve a three-year term at the Fund's 2002 Annual Stockholders' Meeting held on May 17, 2002. Messrs. Hui and Kavanaugh are Class II Directors (if elected at the annual meeting) and Messrs. Leary and Ward are Class III Directors.

     In elections of Directors, the holders of any outstanding Preferred Shares, as a separate class, will vote to elect two Directors, the holders of the Common Stock, as a separate class, will vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, will elect the remaining Directors. The Fund's Board has designed Messrs. Hui and Ward as the Directors to be elected by holders of the Preferred Shares; Messrs. Kavanaugh and Leary as the Directors to be elected by holders of the Common Stock; and Mr. Dondero as the Director to be elected by holders of the Preferred Shares and Common Stock.

     In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     Set forth below is the name and certain biographical and other information for Messrs. Kavanaugh and Hui as the nominees for Director and each continuing Director, as reported to the Fund by Messrs. Kavanaugh and Hui and each continuing Director:

  CLASS II -- NOMINEES FOR DIRECTOR WITH TERMS EXPIRING IN 2006 (NOMINEES FOR NON-INTERESTED DIRECTORS)

NAME (AGE) ADDRESS                 PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND (SINCE)   DURING THE PAST FIVE YEARS       OTHER DIRECTORSHIPS HELD
------------------------------  -----------------------------   -----------------------------
Timothy K. Hui (54)             Assistant Provost for and,
(Preferred Shares Designee)     since September 1998,
48 Willow Greene Drive          Director of Learning
Churchville, Pennsylvania       Resources of the Philadelphia
18966                           Biblical University. Prior
Director (July 2001)            thereto, Mr. Hui was in
                                private practice as an
                                attorney serving as the
                                managing partner of the law
                                firm of Hui & Malik, L.L.P.

Scott F. Kavanaugh (41)         Since February 2003, an
(Common Stock Designee)         Executive at Provident
1633 Bayshore Highway, Suite    Funding Mortgage Corporation.
155                             From January 2000 to February
Burlingame, CA 94010            2003 he was Executive Vice
                                President, Director and
Director (July 2001)            Treasurer of Commercial
                                Capital Bank. He was the
                                Managing Principal and Chief
                                Operating Officer of
                                Financial Institutional
                                Partners Mortgage Company and
                                the Managing Principal and
                                President of Financial
                                Institutional Partners, LLC,
                                an investment banking firm,
                                from April 1998 to February
                                2003.

---------------

* Each Director and officer of the Fund serves in the same capacity with respect to Prospect Street(R) High Income Portfolio Inc. ("Prospect Street High Income Portfolio"), another registered investment company advised by the Adviser.

  CLASS III -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004 (NON-INTERESTED DIRECTORS)

NAME (AGE) ADDRESS              PRINCIPAL OCCUPATION(S) DURING
POSITION WITH THE FUND (SINCE)       THE PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD
------------------------------  ------------------------------   -----------------------------
James F. Leary (73)             Since January 1999, a Managing   Board member of Capstone
(Common Stock Designee)         Director of Benefit Capital      Asset Management Group of
15851 N. Dallas Parkway         Southwest, Inc., a financial     Mutual Funds (a family of
Suite 500                       consulting firm. From 1995 to    mutual funds consisting of
Addison, Texas 75001            December 1998, he was the Vice   nine investment portfolios).
Director (July 2001)            Chairman, Finance and a
                                Director of Search Financial
                                Services, Inc., a financial
                                services firm.

Bryan A. Ward (48)              Since January 2002, Senior
(Preferred Shares Designee)     Manager of Accenture, LLP.
901 Main Street                 From September 1998 to
Dallas, Texas 75202             December 2001, he was Special
Director (November 2001)        Projects Advisor to Accenture,
                                LLP. From March 1996 to August
                                1998, Mr. Ward was an
                                independent oil & gas and real
                                estate consultant.

  CLASS I -- CONTINUING DIRECTOR WITH TERM EXPIRING IN 2005 (INTERESTED
  DIRECTOR)

NAME (AGE) ADDRESS              PRINCIPAL OCCUPATION(S) DURING
POSITION WITH THE FUND (SINCE)       THE PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD
------------------------------  ------------------------------   -----------------------------
James D. Dondero (40)**         President and Managing Partner   Member of the Board of
13455 Noel Road, Suite 1300     of the Adviser and President     Directors of Genesis Health
Dallas, Texas 75240             of the Fund.                     Ventures, Inc., American
President and Director (July                                     Banknote Corporation, Audio
2001)                                                            Visual Services Corporation,
                                                                 and Motient Corporation.

---------------

 ** Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.

                                      ***

     In addition to Mr. Dondero, the Fund's other executive officers are Mark K. Okada, R. Joseph Dougherty, and M. Jason Blackburn. Set forth below is the name and certain biographical and other information for Messrs. Okada, Dougherty, and Blackburn as reported by them to the Fund.

                                                                PRINCIPAL OCCUPATION(S) DURING
NAME (AGE)                     POSITION(S) HELD WITH THE FUND        THE PAST FIVE YEARS
----------                     ------------------------------   ------------------------------
Mark K. Okada (40)             Executive Vice President since   Chief Investment Officer of
                               July 2001.                       the Adviser.

R. Joseph Dougherty (32)       Senior Vice President since      Portfolio Manager of the
                               July 2001.                       Adviser. Prior to 2000, he was
                                                                a Portfolio Analyst for the
                                                                Adviser.
M. Jason Blackburn (27)        Secretary and Treasurer since    Compliance Officer and
                               March 2003                       Assistant Controller of the
                                                                Adviser. From September 1999
                                                                to October 2001, he was an
                                                                accountant for KPMG LLP.
                                                                Previously, he attended the
                                                                University of Texas at Austin.

     The address of Messrs. Okada, Dougherty and Blackburn is 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO

     Set forth in the table below is the dollar range of Common Stock of the Fund and the aggregate range of Common Stock of the Fund and Prospect Street Income Fund beneficially owned by each Director.

                                                                       AGGREGATE DOLLAR RANGE OF COMMON
                                            DOLLAR RANGE OF COMMON   STOCK OF THE FUND AND PROSPECT STREET
DIRECTOR                                      STOCK OF THE FUND*             HIGH INCOME PORTFOLIO
--------                                    ----------------------   -------------------------------------
James D. Dondero..........................  Over $100,000            Over $100,000
Timothy K. Hui............................  $1 - $10,000             $1 - $10,000
Scott F. Kavanaugh........................  $0                       $1 - $10,000
James F. Leary............................  $1 - $10,000             $1 - $10,000
Bryan A. Ward.............................  0                        $1 - $10,000

---------------

* Valued as of March 28, 2003. Except as otherwise indicated, each person has sole voting and investment power.

     As of March 28, 2003, Directors and officers of the Fund, as a group, owned 3.00% of the Fund's outstanding Common Stock and did not own any Preferred Shares.

     During the fiscal year ended December 31, 2002, the Directors of the Fund, identified in the table set forth in "Remuneration of Directors and Executive Officers" below, met five times. During that year, only Mr. Dondero attended fewer than 75% of all the meetings of the Board. The Board of Directors has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee currently is comprised of Messrs. Hui, Kavanaugh, Leary and Ward, representing all of the non-interested members of the Board. The Audit Committee members are also "independent" under the listing standard of the New York Stock Exchange. The Audit Committee met once in fiscal 2002, and each Audit Committee member attended the meeting except Mr. Kavanaugh. The report of the Audit Committee for the fiscal year ended December 31, 2002 is attached as Appendix A to this Proxy Statement. The Nominating Committee is currently comprised of all of the non-interested members of the Board, and its function is to canvass, recruit, interview, solicit and nominate any directors who would be non-interested members of the Board. The Nominating Committee does not consider nominees recommended by Fund stockholders. The Nominating Committee did not meet in fiscal 2002. The Litigation Committee currently is comprised of all of the non-interested members of the Board, and its function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee did not meet in fiscal 2002.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers of the Fund and those of its Directors who are "interested persons" of the Fund receive no direct remuneration from the Fund. Those Directors who are not interested persons are compensated at the rate of $2,500 per quarter, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The following table summarizes the compensation paid by the Fund to its Directors and the aggregate compensation paid by the Fund and Prospect Street High Income Portfolio to Directors during the year ended December 31, 2002.

                                                                    AGGREGATE COMPENSATION FROM
                                                                 THE FUND AND PROSPECT STREET HIGH
DIRECTOR                            COMPENSATION FROM THE FUND           INCOME PORTFOLIO
--------                            --------------------------   ---------------------------------
James D. Dondero*.................  $0                           $0
Timothy K. Hui....................  $10,000                      $33,000
Scott F. Kavanaugh................  $10,000                      $29,000
James F. Leary....................  $10,000                      $33,000
Bryan A. Ward.....................  $10,000                      $30,333

---------------

* "Interested person" of the Fund under the 1940 Act.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

     To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or Preferred Shares of the Fund as of the Record Date, other than Cede & Co., which held of record 72.03% of the outstanding shares of Common Stock and 100% of the outstanding Preferred Shares. The Adviser beneficially owned 289,809 shares of Common Stock, or 2.99% of the outstanding shares of Common Stock as of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Adviser and its affiliates and the Fund's Directors and officers and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during the Fund's last fiscal year. Based solely upon a review of these reports and written representations received from such persons, these filing requirements appear to have been satisfied.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of the holders of a majority of the Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Kavanaugh, and the holders of a majority of the Preferred Shares, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Hui.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act requires that the Fund's independent accountants be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of independent accountants for the Fund. At a meeting held on March 7, 2003 the Fund's Audit Committee recommended and the Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent accountants for the fiscal year ending December 31, 2003. A representative of Deloitte & Touche will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Fund's audited financial statements for the fiscal year ended December 31, 2002, the Fund's Audit Committee ratified inclusion of such statements in the Fund's annual report to stockholders. A copy of the Committee's report is attached as Appendix A to this proxy statement.

     Audit Fees. For the fiscal year ended December 31, 2002, Deloitte & Touche billed the Fund $30,500, for services rendered for the audit of the Fund's annual financial statements.

     Financial Information Systems Design and Implementation. For the fiscal year ended December 31, 2002, Deloitte & Touche did not bill the Fund, the Adviser or any entity controlling, controlled by or under common control with the Adviser for financial information systems design or implementation services.

     All Other Fees. For the fiscal year ended December 31, 2002, Deloitte & Touche billed the Fund $54,037 and did not bill the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser for services other than those described above. The Audit Committee for the Fund considered the compatibility of these non-audit services with Deloitte & Touche's independence.

                                 ANNUAL REPORT

     Copies of the Fund's Annual Report for the fiscal year ended December 31, 2002 are available upon request, without charge, by writing to the Fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, or by calling 1-877-532-2834.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     Any proposals of stockholders that are intended to be presented at the Fund's 2004 Annual Meeting of Stockholders must be received at the Fund's principal executive offices no later than December 6, 2003 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is April 1, 2004.

                                          By Order of the Board of Directors

                                          /s/ JAMES D. DONDERO
                                          --------------------------------------
                                          James D. Dondero
                                          President

Dallas, Texas
April 11, 2003

                                                                      APPENDIX A

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Fund including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee ratified inclusion of the audited financial statements in the Annual Report to Stockholders for the year ended December 31, 2002. The Committee and the Board have also approved the selection of the Fund's independent auditors.

        Scott F. Kavanaugh, Audit Committee Chair
        Timothy K. Hui, Audit Committee Member
        James F. Leary, Audit Committee Member
        Bryan A. Ward, Audit Committee Member

March 2003

                             ---------------------

                     PROSPECT STREET(R) INCOME SHARES INC.

                             ---------------------

                                  COMMON STOCK

Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy.            Date: -----------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
Stockholder sign here                                  Co-owner sign here

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.  With respect to the proposal to elect Mr. Scott F. Kavanaugh as a Director:

    For  [ ]          Withhold Authority  [ ]

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

    RECORD DATE SHARES:

                       PROSPECT STREET(R) INCOME SHARES INC.

                   ANNUAL MEETING OF STOCKHOLDERS -- MAY 16, 2003
            COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Prospect Street(R)
Income Shares Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K.
Okada, R. Joseph Dougherty and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Hilton Suites, San Antonio Room, at 13402 Noel Road, Dallas, Texas 75240, on Friday, May 16,
2003, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED
FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD,
RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS
ACKNOWLEDGED.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.

     Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

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Has your address changed?                              Do you have any comments?
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

                             ---------------------

                     PROSPECT STREET(R) INCOME SHARES INC.

                             ---------------------

                                PREFERRED SHARES

Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

CONTROL NUMBER:

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
Please be sure to sign and date this Proxy.            Date: -----------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
Stockholder sign here                                  Co-owner sign here

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.  With respect to the proposal to elect Mr. Timothy K. Hui as a Director:

    For  [ ]          Withhold Authority  [ ]

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

    RECORD DATE SHARES:

                       PROSPECT STREET(R) INCOME SHARES INC.

                   ANNUAL MEETING OF STOCKHOLDERS -- MAY 16, 2003
          PREFERRED SHARES PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned holder of shares of Preferred Shares of Prospect Street(R) Income Shares Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K. Okada, R. Joseph Dougherty and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Hilton Suites, San Antonio Room, at 13402 Noel Road, Dallas, Texas 75240, on Friday, May 16, 2003, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Has your address changed?                              Do you have any comments?
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